Exhibit 10.26

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY ASTERISKS) HAVE BEEN OMITTED AS THE REGISTRANT HAS DETERMINED THAT THE INFORMATION IS BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment to Master Services Agreement

This third Amendment (“Amendment”) is made by and between AstraZeneca AB (“AstraZeneca”) and Tempus Labs, Inc. (“Tempus”) (together the “Parties”) and amends the Master Services Agreement between the Parties dated of November 17, 2021 as amended on 29 October 2022 and 21 February 2023 (the “Agreement”).

Background

Tempus and AstraZeneca have agreed to revise the terms of the Financial Commitment set forth in Exhibit E of the Agreement and to extend the Term of the Agreement. Accordingly, the Parties have agreed to amend the Agreement as set forth below.

Defined terms not set out in this Amendment shall have the meaning set out in the Agreement.

Agreement

In consideration of the mutual promises described below, the Parties agree as follows:

1.	[***]. [***].

2.	Financial Commitment. The Table in Section 1(d) of Exhibit E to the Agreement is hereby deleted in its entirety and replaced with the following updated table:

	2021 (Q4)	2022	2023	2024	2025	2026	2027	2028	Total Financial Commitment
Financial Commitment ($M)*	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$320	*

*	The last $100,000,000 of the Financial Commitment only applies if AstraZeneca exercises the MC Extension Option described below.

3.	Other Conforming Changes.

a.

The references to two hundred million dollars ($200,000,000) and three hundred million dollars ($300,000,000) in Section 16.6(c) of the Agreement are hereby replaced with two hundred twenty million dollars ($220,000,000) and three hundred twenty million dollars ($320,000,000), respectively.

b.	The reference to $200,000,000 in the second to last paragraph of Section 1(d) of Exhibit E is hereby replaced with $220,000,000.

4.	Term. Section 16.1 of the Agreement is hereby amended to replace the date “December 31, 2027” with “December 31, 2028.”

5.

Incorporation. Except as otherwise provided in this Amendment, all terms and conditions previously set forth in the Agreement will remain in effect as set forth in the Agreement. If this Amendment and the Agreement are inconsistent, the terms and provisions of this Amendment will supersede the terms and provisions of the Agreement, but only to the extent necessary to satisfy the purposes of this Amendment.

This Amendment is effective as of the later date of signature below.

AstraZeneca AB		Tempus Labs, Inc.

By:	/s/ Ulrika Lilja	By:	/s/ Ryan Bartolucci
Name:	Ulrika Lilja	Name:	Ryan Bartolucci
Title:	Authorised Signatory	Title:	CAO
Date:	Dec 18, 2023	Date:	Dec 18, 2023